Exhibit 10.3.5

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

January 11, 2022	UBC File: F16-05805

VIA EMAIL

Dr. Elliot Goldstein
President and CEO
ProMis Neurosciences, Inc.
Suite 200, 1920 Yonge Street
Toronto, ON
M4S 3E2
[***]

Dear Dr. Goldstein,

Re:

Collaborative Research Agreement between The University of British Columbia (“UBC”) and Vancouver Coastal Health Authority (“Hospital”) (UBC and Hospital collectively, the “Institution”) and ProMis Neurosciences, Inc. (the “Sponsor”) effective April 1, 2016 and amended by Amendment No. 1 dated December 13, 2017, Amendment No.2 dated July 5, 2018, Amendment No.3 dated February 13, 2019 and Amendment No.4 dated September 9th, 2019 (the “Agreement”)

Amendment No. 5

The Institution and Sponsor have executed the Agreement and hereby agree to amend the Agreement as follows:

Article 4.1 shall be revised and read as follows:
4.1The Parties understand and agree that, subject to Article 4.3, and excluding any intellectual property related costs under Section 7, the total costs to the Sponsor hereunder will be $[***] (Canadian funds). The Parties acknowledge that any budget categories that may be described in the Project are estimates only and that changes from category to category may be made at the Institution’s discretion. The Sponsor will pay to UBC the amounts of the following due dates:

1) Amount already received by UBC	$[***]
2) March 1, 2022	$[***]

3) June 1, 2022	$[***]
4) September 1, 2022	$[***]
5) December 1, 2022	$[***]
6) March 1, 2023	$[***]
7) June 1, 2023	$[***]
8) September 1, 2023	$[***]
9) December 1, 2023	$[***]
10) March 1, 2024	$[***]
11) June 1, 2024	$[***]
12) September 1, 2024	$[***]
13) December 1, 2024	$[***]

The Sponsor may make payments by wire transfer to:

Pay Via:	[***]
Pay to:	[***] Account number for Canadian dollars: [***]
Beneficiary:	The University of British Columbia
Payment Details:	[***]

UBC reserves the right to suspend work on all Projects or to terminate all Projects and this Agreement by delivering written notice of same to the Sponsor if the Sponsor fails to pay any invoiced amount within 30 calendar days from the due date.

The Sponsor will pay interest on all amounts owing to UBC but not paid on the due date, at the rate of [***]% per annum, calculated annually not in advance. The interest accrues on the balance of unpaid amounts from time to time outstanding, from the date on which portions of the amounts become due and owing until payment in full.

Schedule “A” Research Proposal and Budget shall be revised with additional material as follows:

For the next 3 years, starting March 1 2022, the UBC team, led by Dr. Cashman, will continue to characterize protein misfolding-specific epitopes and antibodies for misfolding proteins that are implicated in neuropsychiatric diseases. [***]

1. Abeta oligomers for immunotherapy of Alzheimer’s disease. [***]

2. Misfolded tau for immunotherapy of Alzheimer’s disease. [***]

3. Misfolded alpha synuclein for synucleinopathies, including Parkinson’s disease, dementia with Lewy bodies (DLB) and multiple system atrophy (MSA). [***]

4. Misfolded TDP-43. [***]

5. Misfolded RACK1. [***]

6. DISC1 and other protein misfolding targets in schizophrenia. [***]

ANNUAL BUDGET

PAYROLL:		Salary (CDN$)	Benefit (CDN $)
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
PAYROLL SUBTOTALS		[***]	[***]
OVERHEAD ON PERSONNEL [***]	[***]
CONSUMABLES	[***]
OVERHEAD CONSUMABLES	[***]
GRAND TOTAL	$[***] per year

All other terms and conditions of the Agreement will remain in full force and effect and will continue for the duration of the Agreement. The Agreement and this Amendment No. 5 will be read together and constitute one agreement.

This Amendment to the Agreement may be signed in counterparts either through original copies or by facsimile or electronically each of which will be deemed an original and all of which will constitute the same instrument.

(signature page follows)

SIGNED FOR AND ON BEHALF of THE UNIVERSITY OF BRITISH COLUMBIA by its authorized signatory:

/s/ Dr. J.P. Heale
Name:Dr. J.P. Heale Title:Managing Director, UILO Date2022.02.09

SIGNED FOR AND ON BEHALF of THE UNIVERSITY OF BRITISH COLUMBIA by its authorized signatory:

/s/ Jennifer Lynett
Name:Jennifer Lynett Title:Associate Director UBC UILO DateFeb 10, 2022

SIGNED FOR AND ON BEHALF of VANCOUVER COASTAL HEALTH AUTHORITY by its authorized signatory:

/s/ Dr. David Granville
Name: Dr. David Granville Title:Executive Director Date22.02.10

SIGNED FOR AND ON BEHALF of PROMIS NEUROSCIENCES, INC. by its authorized signatory:

/s/ Mr. Gavin T. Malenfant
Name:Mr. Gavin T. Malenfant Title:Chief Operating Officer Date:22 02 11

Acknowledged by

/s/ Dr. Neil Cashman
Dr. Neil Cashman Principal Investigator Department of Neurology, UBC Date: